UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3379

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
(Exact Name of Registrant as specified in charter)

600 Montgomery Street, Suite 4100, San Francisco, California 94111
(Address of Principal Executive Offices) (Zip Code)

MICHAEL J. CUGGINO, 600 Montgomery Street, Suite 4100, San Francisco, California 94111
(Name and Address of Agent For Service)

Registrant’s telephone number, including area code:	(415) 398-8000

Date of fiscal year end:	January 31, 2011

Date of reporting period:	January 31, 2011

       Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

       A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders of Permanent Portfolio Family of Funds, Inc. (“Registrant”) for the fiscal year ended January 31, 2011 is attached hereto.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer (“Code of Ethics for Executive Officers”).

(b)	No response required.

(c)	The Registrant has not made amendments to its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2011.

(d)	The Registrant has not granted any waivers from any provisions of its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2011.

(e)	Not applicable.

(f)

A copy of the Registrant’s Code of Ethics for Executive Officers, dated July 23, 2009, is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics for Executive Officers is available, without charge and upon request, by writing or calling the Fund’s Shareholder Service Office at (800) 531-5142.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (“Board”) has determined that no member of its Audit Committee qualifies as an “audit committee financial expert” (“ACFE”). After evaluating the matter, the Board concluded that it was not necessary to add a director to the Board who qualifies as an ACFE, given that the financial statements and accounting principles that apply to registered investment companies such as the Registrant are generally simpler and more straightforward compared to operating companies, and the financial literacy of the current Audit Committee members is adequate to discharge their duties as members of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $97,000 and $80,000 for the fiscal years ended January 31, 2011 and January 31, 2010, respectively.

(b)

Audit-Related Fees. During the fiscal years ended January 31, 2011 and January 31, 2010, $— and $15,800 in fees, respectively,  were billed by the Registrant’s principal accountant for performing agreed-upon procedures relating to a physical inventory of the Registrant’s precious metals holdings. These fees were for assurance and related services, were reasonably related to the performance of the audit of the Registrant’s financial statements, and were not reported under paragraph (a) of this Item.

(c)

 Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice, and tax planning, were $12,000 and $11,000 for the fiscal years ended January 31, 2011 and January 31, 2010, respectively. Tax fees represent tax compliance services provided in connection with the preparation of the Registrant’s tax returns.

(d)

All Other Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2011 and January 31, 2010, respectively, for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Pursuant to Section 3(c) of the Registrant’s Audit Committee Charter, dated May 1, 2003, as amended September 4, 2008, the pre-approval policies and procedures of the Registrant’s Audit Committee, in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X, are as follows:

“The Committee shall review any audit and non-audit services provided to the Fund by its independent public accountants and the fees charged for such services. Except as provided below, the Committee’s prior approval shall be necessary for the engagement of independent public accountants to provide any audit or non-audit services on behalf of the Fund, and any non-audit services for an affiliate of the Fund where the proposed engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that would otherwise qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder, that were not pre-approved by the Committee, shall be approved by the Committee prior to the completion of the engagement. Pre-approval by the Committee shall not be required for engagements entered into pursuant to: (i) pre-approval policies and procedures established by the Committee; or (ii) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority; provided, however, in either case, that the Committee is informed of each such engagement at the earlier of its next meeting, or at the Board’s next quarterly meeting.”

(e)(2)	None of the services included in each of paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

There were no hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)

The aggregate non-audit fees billed for each of the last two fiscal years for services rendered by the Registrant’s principal accountant to the Registrant were $12,000 and $26,800 for the fiscal years ended January 31, 2011 and January 31, 2010, respectively. There were no non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)

Not applicable to the Registrant as the Registrant’s principal accountant did not render any non-audit services to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to the Registrant for the fiscal year ended January 31, 2011.

Item 11. Controls and Procedures.

(a)

Michael J. Cuggino, the Registrant’s President, and James H. Andrews, the Registrant’s Treasurer, each has concluded that, in his judgment, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on his evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Executive Officers that is the subject of the disclosure required by Item 2 is attached hereto as Exhibit 99.Code Eth.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

The certifications provided pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Registrant specifically incorporates them by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 7, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 7, 2011

/s/ James H. Andrews

By: James H. Andrews, Treasurer

Date: April 7, 2011

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Permanent Portfolio Family of Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Permanent Portfolio Family of Funds, Inc. (“Fund,” comprising, respectively, the Permanent Portfolio, the Short-Term Treasury Portfolio (formerly the Treasury Bill Portfolio), the Versatile Bond Portfolio and the Aggressive Growth Portfolio), including the schedules of investments, as of January 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of January 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Permanent Portfolio Family of Funds, Inc. as of January 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
March 25, 2011

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2011

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
ASSETS AND LIABILITIES	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments at market value (Notes 1, 4 & 5):
Investments other than securities:
Gold assets (identified cost $1,531,772,236; $ — ; $— and $ — , respectively)	$2,037,033,103	$—	$—	$—
Silver assets (identified cost $287,383,621; $ — ; $— and $ — , respectively)	536,375,789	—	—	—
Swiss franc deposits (identified cost $75,580,950; $ — ; $— and $ — , respectively)	84,931,617	—	—	—

	2,658,340,509	—	—	—
Swiss franc bonds	919,038,503	—	—	—
Stocks of United States and foreign real estate and natural resource companies	1,628,938,000	—	—	—
Aggressive growth stock investments	1,592,202,000	—	—	22,883,580
Corporate bonds	317,730,013	—	13,056,696	—
United States Treasury securities	3,344,381,468	34,134,014	—	—

Total investments (identified cost $8,886,213,809; $34,136,783; $13,029,795 and $12,184,251, respectively)	10,460,630,493	34,134,014	13,056,696	22,883,580
Cash	39,575	11,461	—	70,378
Accounts receivable for investments sold	—	—	320,921	—
Accounts receivable for shares of the portfolio sold	60,703,204	221,714	4,579	34,377
Accrued interest, dividends and foreign taxes receivable	66,034,047	73,259	255,906	16,105

Total assets	10,587,407,319	34,440,448	13,638,102	23,004,440
LIABILITIES
Bank overdraft	—	—	327,175	—
Accounts payable for investments purchased	28,466,995	—	—	73,081
Accounts payable for shares of the portfolio redeemed	8,795,321	37,207	—	—
Accrued investment advisory fee	6,378,919	20,363	9,764	22,972
Accrued directors’ fees and expenses	22,263	124	51	62
Accrued excise tax	931,735	51	1,491	3,417

Total liabilities	44,595,233	57,745	338,481	99,532

Net assets applicable to outstanding shares	$10,542,812,086	$34,382,703	$13,299,621	$22,904,908

NET ASSETS
Capital stock — par value $.001 per share:
Authorized — 250,000,000; 100,000,000; 25,000,000 and 50,000,000 shares, respectively
Outstanding — 231,729,075; 514,653; 224,835 and 466,110 shares, respectively	$231,729	$515	$225	$466

Paid-in capital	8,930,106,186	34,385,278	13,250,965	12,057,875

	8,930,337,915	34,385,793	13,251,190	12,058,341
Undistributed net investment income (Note 1)	21,169,560	—	83,993	54,427
Accumulated net realized gain (loss) on investments	14,059,835	(321)	(62,463)	92,811
Net unrealized appreciation (depreciation) of investments (Notes 1 & 5)	1,574,416,684	(2,769)	26,901	10,699,329
Net unrealized appreciation on translation of assets and liabilities in foreign currencies	2,828,092	—	—	—

Net assets applicable to outstanding shares	$10,542,812,086	$34,382,703	$13,299,621	$22,904,908

Net asset value per share	$45.50	$66.81	$59.15	$49.14

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
STATEMENTS OF OPERATIONS
Year Ended January 31, 2011

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Investment income (Note 1):
Interest	$58,096,939	$59,993	$338,578	$4
Dividends	58,804,458	—	—	291,045
Other income	7,152	—	—	—

	116,908,549	59,993	338,578	291,049
Expenses (Note 3):
Investment advisory fee	56,029,069	471,404	192,700	237,392
Directors’ fees and expenses	452,763	2,529	1,034	1,256
Excise tax	797,087	12,304	1,376	3,409
Legal expense	37,080	207	85	103

Total expenses	57,315,999	486,444	195,195	242,160
Less waiver of investment advisory fee	(1,020,817)	(198,486)	(60,853)	—

Net expenses	56,295,182	287,958	134,342	242,160

Net investment income (loss) before foreign income taxes deducted at source	60,613,367	(227,965)	204,236	48,889
Less foreign income taxes deducted at source, net of refundable taxes	177,085	—	—	—

Net investment income (loss)	60,436,282	(227,965)	204,236	48,889

Net realized and unrealized gain (loss) on investments and foreign currency (Notes 1, 4 & 5):
Net realized gain (loss) on:
Investments in securities	17,385,362	(321)	37,658	592,307
Foreign currency transactions	3,284,211	—	—	—

	20,669,573	(321)	37,658	592,307
Change in unrealized appreciation (depreciation) of:
Investments	1,272,853,928	2,252	(177,459)	3,955,450
Translation of assets and liabilities in foreign currencies	2,644,743	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	1,296,168,244	1,931	(139,801)	4,547,757

Net increase (decrease) in net assets resulting from operations	$1,356,604,526	$(226,034)	$64,435	$4,596,646

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Permanent Portfolio
	Year Ended	Year Ended
	January 31, 2011	January 31, 2010

Operations:
Net investment income (loss)	$60,436,282	$41,234,009
Net realized gain (loss) on investments in securities	17,385,362	(4,499,670)
Net realized gain on investments other than securities	—	4,354,082
Net realized gain (loss) on foreign currency transactions	3,284,211	(105,571)
Change in unrealized appreciation (depreciation) of investments	1,272,853,928	667,842,026
Change in unrealized appreciation on translation of assets and liabilities in foreign currencies	2,644,743	619,568

Net increase (decrease) in net assets resulting from operations	1,356,604,526	709,444,444

Equalization on shares issued and redeemed:	50,847,520	20,168,902

Distributions to shareholders from (Note 2):
Net investment income	(61,313,967)	(35,102,694)
Net realized gain on investments	(6,342,794)	—

Capital stock transactions exclusive of amounts allocated to undistributed net investment income (Note 6):	4,119,765,653	1,165,723,204

Net increase (decrease) in net assets	5,459,560,938	1,860,233,856

Net assets at beginning of year	5,083,251,148	3,223,017,292

Net assets at end of year (including undistributed net investment income of $21,169,560 and $27,594,520; $ — and $ — ; $83,993 and $355,622; and $54,427 and $40,057, respectively)	$10,542,812,086	$5,083,251,148

See accompanying notes.

Short-Term Treasury Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
January 31, 2011	January 31, 2010	January 31, 2011	January 31, 2010	January 31, 2011	January 31, 2010

$(227,965)	$(251,431)	$204,236	$369,093	$48,889	$38,857
(321)	804	37,658	793	592,307	43,177
—	—	—	—	—	—
—	—	—	—	—	—
2,252	(32,253)	(177,459)	213,067	3,955,450	4,670,014
—	—	—	—	—	—

(226,034)	(282,880)	64,435	582,953	4,596,646	4,752,048

—	(666,742)	(121,885)	195,670	437	(934)

(305,054)	(267,922)	(374,850)	(268,285)	(49,642)	—
—	—	—	—	(500,932)	—

(9,892,176)	(38,323,568)	(4,355,274)	3,749,752	422,087	(301,120)

(10,423,264)	(39,541,112)	(4,787,574)	4,260,090	4,468,596	4,449,994

44,805,967	84,347,079	18,087,195	13,827,105	18,436,312	13,986,318

$34,382,703	$44,805,967	$13,299,621	$18,087,195	$22,904,908	$18,436,312

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE PERMANENT PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Quantity		Market Value
	GOLD ASSETS — 19.32% of Total Net Assets
501,626 Troy Oz.	Gold bullion (a)	$669,068,103
1,000,000 Coins	One-ounce gold coins (a)	1,367,965,000

	Total Gold Assets (identified cost $1,531,772,236)	$2,037,033,103

	SILVER ASSETS — 5.09% of Total Net Assets
18,776,868 Troy Oz.	Silver bullion (a)	$529,019,472
379 Bags	Silver coins (a)	7,356,317

	Total Silver Assets (identified cost $287,383,621)	$536,375,789

Principal Amount
	SWISS FRANC ASSETS — 9.52% of Total Net Assets
CHF 79,852,706	Swiss francs in interest-bearing bank accounts	$84,931,617

CHF 80,000,000	4.000% Swiss Confederation Bonds, 06-10-11	$86,253,989
CHF 80,000,000	2.750% Swiss Confederation Bonds, 06-10-12	87,615,401
CHF 80,000,000	4.000% Swiss Confederation Bonds, 02-11-13	90,857,264
CHF 80,000,000	4.250% Swiss Confederation Bonds, 01-06-14	93,367,369
CHF 80,000,000	3.750% Swiss Confederation Bonds, 06-10-15	94,626,675
CHF 80,000,000	2.500% Swiss Confederation Bonds, 03-12-16	90,423,314
CHF 80,000,000	4.250% Swiss Confederation Bonds, 06-05-17	99,553,287
CHF 80,000,000	3.000% Swiss Confederation Bonds, 01-08-18	93,852,372
CHF 80,000,000	3.000% Swiss Confederation Bonds, 05-12-19	93,809,828
CHF 80,000,000	2.250% Swiss Confederation Bonds, 07-06-20	88,679,004

	Total Swiss Confederation bonds	$919,038,503

	Total Swiss Franc Assets (identified cost $883,398,917)	$1,003,970,120

Number of Shares
	STOCKS OF UNITED STATES AND FOREIGN REAL ESTATE AND NATURAL RESOURCE COMPANIES — 15.45% of Total Net Assets

	NATURAL RESOURCES — 9.16% of Total Net Assets
500,000	Apache Corporation	$59,680,000
1,000,000	BHP Billiton, Ltd. (b)	89,030,000
1,200,000	BP, p.l.c. (b)	56,964,000
1,500,000	Cameco Corporation	62,205,000
600,000	Chevron Corporation	56,958,000
800,000	ConocoPhillips	57,168,000
800,000	Devon Energy Corporation	70,952,000
800,000	Exxon Mobil Corporation	64,544,000
1,500,000	Forest Oil Corporation (a)	58,200,000
900,000	Freeport-McMoRan Copper & Gold, Inc.	97,875,000
2,000,000	Patriot Coal Corporation (a)	52,340,000
1,200,000	Peabody Energy Corporation	76,104,000
1,500,000	Plains Exploration & Production Company (a)	53,100,000
1,500,000	Vale S.A. (b)	52,245,000
2,500,000	Weyerhaeuser Company	57,950,000

		$965,315,000

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE PERMANENT PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Number of Shares		Market Value

	REAL ESTATE — 6.29% of Total Net Assets
1,500,000	AMB Property Corporation	$50,325,000
500,000	AvalonBay Communities, Inc.	57,965,000
600,000	Boston Properties, Inc.	56,622,000
900,000	BRE Properties, Inc. Class A	40,185,000
1,200,000	Corporate Office Properties Trust	43,860,000
1,000,000	Digital Realty Trust, Inc.	54,400,000
2,400,000	Duke Realty Corporation	32,880,000
1,500,000	Equity One, Inc.	27,975,000
600,000	Federal Realty Investment Trust	48,258,000
2,000,000	Kimco Realty Corporation	36,180,000
1,000,000	Pennsylvania Real Estate Investment Trust	13,660,000
3,000,000	Prologis	44,760,000
200,000	Texas Pacific Land Trust	7,550,000
2,000,000	UDR, Inc.	46,960,000
100,000	Urstadt Biddle Properties, Inc.	1,623,000
100,000	Urstadt Biddle Properties, Inc. Class A	1,941,000
700,000	Vornado Realty Trust	61,663,000
1,200,000	Washington Real Estate Investment Trust	36,816,000

		$663,623,000

	Total Stocks of United States and Foreign Real Estate and Natural Resource Companies (identified cost $1,271,924,270)	$1,628,938,000

	AGGRESSIVE GROWTH STOCK INVESTMENTS — 15.10% of Total Net Assets

	CHEMICALS — 1.04% of Total Net Assets
400,000	Air Products & Chemicals, Inc.	$34,900,000
100,000	Chemtura Corporation (a)	1,669,000
900,000	Mosaic Company	72,936,000

		$109,505,000

	COMPUTER SOFTWARE — .72% of Total Net Assets
1,000,000	Autodesk, Inc. (a)	$40,680,000
2,000,000	Symantec Corporation (a)	35,220,000

		$75,900,000

	CONSTRUCTION — .78% of Total Net Assets
800,000	Fluor Corporation	$55,352,000
1,500,000	Ryland Group, Inc.	26,700,000

		$82,052,000

	DATA PROCESSING — .79% of Total Net Assets
900,000	Agilent Technologies, Inc. (a)	$37,647,000
1,000,000	Hewlett-Packard Company	45,690,000

		$83,337,000

	ELECTRICAL & ELECTRONICS — .61% of Total Net Assets
1,600,000	Intel Corporation	$34,336,000
2,000,000	Sanmina SCI Corporation (a)	30,060,000

		$64,396,000

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE PERMANENT PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Number of Shares		Market Value

	ENTERTAINMENT & LEISURE — 1.54% of Total Net Assets
800,000	CBS Corporation Class A	$15,824,000
1,000,000	Disney (Walt) Company	38,870,000
800,000	Viacom, Inc. Class A	38,112,000
600,000	Wynn Resorts, Ltd.	69,798,000

		$162,604,000

	FINANCIAL SERVICES — 1.89% of Total Net Assets
1,000,000	Bank of New York Mellon Corporation	$31,230,000
2,500,000	Janus Capital Group, Inc.	32,275,000
1,500,000	Morgan Stanley	44,100,000
2,000,000	Schwab (Charles) Corporation	36,100,000
1,200,000	State Street Corporation	56,064,000

		$199,769,000

	MANUFACTURING — 1.65% of Total Net Assets
1,000,000	Harley-Davidson, Inc.	$39,650,000
800,000	Illinois Tool Works, Inc.	42,792,000
1,200,000	Mattel, Inc.	28,416,000
172,000	NACCO Industries, Inc. Class A	17,243,000
8,000	NACCO Industries, Inc. Class B	802,000
500,000	Parker-Hannifin Corporation	44,705,000

		$173,608,000

	OIL & GAS — .52% of Total Net Assets
2,000,000	Frontier Oil Corporation	$41,600,000
3,000,000	Parker Drilling Company (a)	13,020,000

		$54,620,000

	PHARMACEUTICALS — 1.26% of Total Net Assets
600,000	Amgen, Inc. (a)	$33,048,000
700,000	Celgene Corporation (a)	36,071,000
400,000	Genzyme Corporation (a)	29,340,000
900,000	Gilead Sciences, Inc. (a)	34,542,000

		$133,001,000

	RETAIL — .80% of Total Net Assets
500,000	Costco Wholesale Corporation	$35,920,000
1,500,000	Williams-Sonoma, Inc.	48,300,000

		$84,220,000

	TELECOMMUNICATIONS — .87% of Total Net Assets
1,000,000	Juniper Networks, Inc. (a)	$37,120,000
1,000,000	Qualcomm, Inc.	54,130,000

		$91,250,000

	TRANSPORTATION — 1.29% of Total Net Assets
700,000	Alexander & Baldwin, Inc.	$28,084,000
700,000	FedEx Corporation	63,224,000
900,000	Kansas City Southern (a)	44,982,000

		$136,290,000

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE PERMANENT PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Number of Shares		Market Value

	MISCELLANEOUS — 1.34% of Total Net Assets
600,000	Lockheed Martin Corporation	$47,760,000
1,000,000	Nucor Corporation	45,910,000
2,000,000	Temple-Inland, Inc.	47,980,000

		$141,650,000

	Total Aggressive Growth Stock Investments (identified cost $1,291,830,804)	$1,592,202,000

Principal Amount
	DOLLAR ASSETS — 34.74% of Total Net Assets

	CORPORATE BONDS — 3.01% of Total Net Assets
$6,350,000	4.650% 3M Company, 12-15-12	$6,811,790
11,324,000	5.150% Abbott Laboratories, 11-30-12	12,240,440
3,825,000	6.950% American Home Products Corporation, 03-15-11	3,855,003
9,490,000	4.750% Berkshire Hathaway, Inc., 05-15-12	9,974,389
10,000,000	2.250% Blackrock, Inc., 12-10-12	10,216,027
13,912,000	1.875% Boeing Company, 11-20-12	14,176,257
6,920,000	5.200% Brown-Forman Corporation, 04-01-12	7,255,387
2,350,000	6.750% Campbell Soup Company, 02-15-11	2,355,121
3,250,000	6.550% Chugach Electric Association, Inc., 03-15-11	3,271,729
2,750,000	5.250% Cisco Systems, Inc., 02-22-11	2,757,386
3,601,000	8.500% Coca-Cola Enterprises, Inc., 02-01-12	3,883,272
9,250,000	5.300% Costco Wholesale Corporation, 03-15-12	9,739,622
2,825,000	8.600% Dayton Hudson Corporation, 01-15-12	3,023,744
12,064,000	4.700% Disney (Walt) Company, 12-01-12	12,913,677
2,360,000	6.875% Ecolab, Inc., 02-01-11	2,359,987
6,425,000	1.800% General Dynamics Corporation, 07-15-11	6,472,173
20,000,000	5.250% General Electric Capital Corporation, 10-19-12	21,368,388
14,450,000	4.750% Golden West Financial Corporation, 10-01-12	15,296,859
8,874,000	5.450% Goldman Sachs Group, Inc., 11-01-12	9,494,535
13,217,000	4.250% Hewlett-Packard Company, 02-24-12	13,748,786
17,000,000	4.750% International Business Machines Corporation, 11-29-12	18,231,553
2,712,000	5.150% Johnson & Johnson, 08-15-12	2,902,063
10,000,000	5.625% Kimberly Clark Corporation, 02-15-12	10,523,876
8,324,000	6.000% Lilly (Eli) & Company, 03-15-12	8,824,524
4,850,000	6.000% McDonald’s Corporation, 04-15-11	4,907,000
5,785,000	1.875% Merck & Company, Inc., 06-30-11	5,824,890
2,680,000	7.375% Monsanto Company, 08-15-12	2,941,305
10,000,000	5.625% Morgan Stanley, 01-09-12	10,459,458
18,200,000	7.250% National Rural Utilities Cooperative Finance Corporation, 03-01-12	19,469,962
1,250,000	6.625% Northern Illinois Gas Company, 02-01-11	1,249,980
2,000,000	6.375% PACCAR, Inc., 02-15-12	2,111,634
11,400,000	6.900% Pacificorp, 11-15-11	11,971,542
12,000,000	5.750% PepsiAmericas, Inc., 07-31-12	12,896,943
13,461,000	1.750% Praxair, Inc., 11-15-12	13,649,095
19,400,000	5.800% Prudential Financial, Inc., 06-15-12	20,551,616

		$317,730,013

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE PERMANENT PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Principal Amount		Market Value

	UNITED STATES TREASURY SECURITIES — 31.73% of Total Net Assets
$125,000,000	United States Treasury bond strips (Principal only) 2.884%, 05-15-18 (c)	$101,455,079
125,000,000	United States Treasury bond strips (Principal only) 3.392%, 02-15-20 (c)	92,216,796
125,000,000	United States Treasury bonds 7.250%, 05-15-16	157,851,562
125,000,000	United States Treasury bonds 6.250%, 08-15-23	155,664,062
125,000,000	United States Treasury bonds 6.000%, 02-15-26	152,226,562
125,000,000	United States Treasury bonds 5.250%, 11-15-28	140,390,625
125,000,000	United States Treasury bonds 4.500%, 02-15-36	125,214,843
125,000,000	United States Treasury notes 4.500%, 02-28-11	125,391,894
125,000,000	United States Treasury notes .875%, 03-31-11	125,137,981
125,000,000	United States Treasury notes .875%, 04-30-11	125,200,216
125,000,000	United States Treasury notes .875%, 05-31-11	125,278,335
125,000,000	United States Treasury notes 1.125%, 06-30-11	125,473,644
125,000,000	United States Treasury notes 4.625%, 08-31-11	128,168,945
125,000,000	United States Treasury notes 1.000%, 09-30-11	125,649,414
125,000,000	United States Treasury notes 1.000%, 10-31-11	125,708,008
125,000,000	United States Treasury notes .750%, 11-30-11	125,512,695
125,000,000	United States Treasury notes 1.000%, 12-31-11	125,825,195
125,000,000	United States Treasury notes .875%, 02-29-12	125,751,953
125,000,000	United States Treasury notes 1.000%, 03-31-12	125,966,798
125,000,000	United States Treasury notes 4.250%, 11-15-13	136,816,406
125,000,000	United States Treasury notes 2.375%, 10-31-14	129,804,688
125,000,000	United States Treasury notes 4.250%, 11-15-14	138,593,750
125,000,000	United States Treasury notes 1.250%, 09-30-15	121,914,063
125,000,000	United States Treasury notes 2.625%, 02-29-16	128,867,187
125,000,000	United States Treasury notes 2.250%, 11-30-17	121,718,750
125,000,000	United States Treasury notes 3.625%, 08-15-19	130,332,031
2,250,000	United States Treasury bills .078%, 02-03-11 (c)	2,249,986

		$3,344,381,468

	Total Dollar Assets (identified cost $3,619,903,961)	$3,662,111,481

	Total Portfolio — 99.22% of total net assets (identified cost $8,886,213,809) (d)	$10,460,630,493
	Other assets, less liabilities (.78% of total net assets)	82,181,593

	Net assets applicable to outstanding shares	$10,542,812,086

	Notes:
	(a) Non-income producing.
	(b) Sponsored American Depositary Receipt (ADR).
	(c) Interest rate represents yield to maturity.
	(d) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE SHORT-TERM TREASURY PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Principal Amount		Market Value
	UNITED STATES TREASURY SECURITIES — 99.28% of Total Net Assets
$7,000,000	United States Treasury notes .875%, 02-28-11	$7,003,352
7,000,000	United States Treasury notes .875%, 03-31-11	7,007,727
7,000,000	United States Treasury notes .875%, 04-30-11	7,011,212
7,000,000	United States Treasury notes .875%, 05-31-11	7,015,587
100,000	United States Treasury bills .078%, 02-03-11 (a)	99,999
6,000,000	United States Treasury bills .157%, 06-30-11 (a)	5,996,137

	Total Portfolio — 99.28% of total net assets (identified cost $34,136,783) (b)	$34,134,014
	Other assets, less liabilities (.72% of total net assets)	248,689

	Net assets applicable to outstanding shares	$34,382,703

	Notes:
	(a) Interest rate represents yield to maturity.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE VERSATILE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Principal Amount		Market Value
	CORPORATE BONDS — 98.17% of Total Net Assets

	BEVERAGES — 9.31% of Total Net Assets
$600,000	8.500% Coca-Cola Enterprises, Inc., 02-01-12	$647,032
550,000	5.750% PepsiAmericas, Inc., 07-31-12	591,110

		$1,238,142

	CHEMICALS — 9.84% of Total Net Assets
650,000	6.875% Ecolab, Inc., 02-01-11	$649,997
600,000	7.375% Monsanto Company, 08-15-12	658,501

		$1,308,498

	DATA PROCESSING — 8.44% of Total Net Assets
600,000	5.250% Cisco Systems, Inc., 02-22-11	$601,612
500,000	4.250% Hewlett-Packard Company, 02-24-12	520,118

		$1,121,730

	ELECTRIC UTILITIES — 9.34% of Total Net Assets
650,000	6.550% Chugach Electric Association, Inc., 03-15-11	$654,346
550,000	7.250% National Rural Utilities Cooperative Finance Corporation, 03-01-12	588,378

		$1,242,724

	FINANCIAL SERVICES — 23.10% of Total Net Assets
500,000	4.750% Berkshire Hathaway, Inc., 05-15-12	$525,521
600,000	5.250% General Electric Capital Corporation, 10-19-12	641,052
600,000	5.450% Goldman Sachs Group, Inc., 11-01-12	641,956
600,000	5.625% Morgan Stanley, 01-09-12	627,567
600,000	5.800% Prudential Financial, Inc., 06-15-12	635,617

		$3,071,713

	FOOD PRODUCTS & PROCESSING— 4.52% of Total Net Assets
600,000	6.750% Campbell Soup Company, 02-15-11	$601,308

		$601,308

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE VERSATILE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Principal Amount		Market Value

	GAS UTILITIES — 5.64% of Total Net Assets
$750,000	6.625% Northern Illinois Gas Company, 02-01-11	$749,988

		$749,988

	MANUFACTURING — 4.76% of Total Net Assets
600,000	6.375% PACCAR, Inc., 02-15-12	$633,490

		$633,490

	PHARMACEUTICALS — 13.45% of Total Net Assets
600,000	6.950% American Home Products Corporation, 03-15-11	$604,706
500,000	6.000% Lilly (Eli) & Company, 03-15-12	530,065
650,000	1.875% Merck & Company, Inc., 06-30-11	654,482

		$1,789,253

	RESTAURANTS — 4.94% of Total Net Assets
650,000	6.000% McDonald’s Corporation, 04-15-11	$657,639

		$657,639

	RETAIL — 4.83% of Total Net Assets
600,000	8.600% Dayton Hudson Corporation, 01-15-12	$642,211

		$642,211

	Total Portfolio — 98.17% of total net assets (identified cost $13,029,795) (a)	$13,056,696
	Other assets, less liabilities (1.83% of total net assets)	242,925

	Net assets applicable to outstanding shares	$13,299,621

	Notes:
	(a) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Number of Shares		Market Value

	AGGRESSIVE GROWTH STOCK INVESTMENTS — 99.91% of Total Net Assets

	CHEMICALS — 6.57% of Total Net Assets
7,000	Air Products & Chemicals, Inc.	$610,750
5,000	Chemtura Corporation (a)	83,450
10,000	Mosaic Company	810,400

		$1,504,600

	COMPUTER SOFTWARE — 5.12% of Total Net Assets
18,000	Autodesk, Inc. (a)	$732,240
25,000	Symantec Corporation (a)	440,250

		$1,172,490

	CONSTRUCTION — 3.06% of Total Net Assets
5,000	Fluor Corporation	$345,950
20,000	Ryland Group, Inc.	356,000

		$701,950

	DATA PROCESSING — 5.33% of Total Net Assets
15,000	Agilent Technologies, Inc. (a)	$627,450
13,000	Hewlett-Packard Company	593,970

		$1,221,420

	ELECTRICAL & ELECTRONICS — 4.97% of Total Net Assets
25,000	Intel Corporation	$536,500
40,000	Sanmina SCI Corporation (a)	601,200

		$1,137,700

	ENTERTAINMENT & LEISURE — 9.22% of Total Net Assets
15,000	Disney (Walt) Company	$583,050
15,000	Viacom, Inc. Class A	714,600
7,000	Wynn Resorts, Ltd.	814,310

		$2,111,960

	FINANCIAL SERVICES — 12.52% of Total Net Assets
20,000	Bank of New York Mellon Corporation	$624,600
50,000	Janus Capital Group, Inc.	645,500
20,000	Morgan Stanley	588,000
30,000	Schwab (Charles) Corporation	541,500
10,000	State Street Corporation	467,200

		$2,866,800

	MANUFACTURING — 11.34% of Total Net Assets
15,000	Harley-Davidson, Inc.	$594,750
13,000	Illinois Tool Works, Inc.	695,370
25,000	Mattel, Inc.	592,000
8,000	Parker-Hannifin Corporation	715,280

		$2,597,400

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
January 31, 2011

Number of Shares		Market Value

	NATURAL RESOURCES — 6.57% of Total Net Assets
8,000	Freeport-McMoRan Copper & Gold, Inc.	$870,000
10,000	Peabody Energy Corporation	634,200

		$1,504,200

	OIL & GAS — 4.05% of Total Net Assets
30,000	Frontier Oil Corporation	$624,000
70,000	Parker Drilling Company (a)	303,800

		$927,800

	PHARMACEUTICALS — 8.33% of Total Net Assets
9,000	Amgen, Inc. (a)	$495,720
10,000	Celgene Corporation (a)	515,300
7,000	Genzyme Corporation (a)	513,450
10,000	Gilead Sciences, Inc. (a)	383,800

		$1,908,270

	RETAIL — 4.93% of Total Net Assets
9,000	Costco Wholesale Corporation	$646,560
15,000	Williams-Sonoma, Inc.	483,000

		$1,129,560

	TELECOMMUNICATIONS — 4.46% of Total Net Assets
10,000	Juniper Networks, Inc. (a)	$371,200
12,000	Qualcomm, Inc.	649,560

		$1,020,760

	TRANSPORTATION — 6.39% of Total Net Assets
9,000	FedEx Corporation	$812,880
13,000	Kansas City Southern (a)	649,740

		$1,462,620

	MISCELLANEOUS — 7.05% of Total Net Assets
7,000	Lockheed Martin Corporation	$557,200
10,000	Nucor Corporation	459,100
25,000	Temple-Inland, Inc.	599,750

		$1,616,050

	Total Portfolio — 99.91% of total net assets (identified cost $12,184,251) (b)	$22,883,580
	Other assets, less liabilities (.09% of total net assets)	21,328

	Net assets applicable to outstanding shares	$22,904,908

	Notes:
	(a) Non-income producing.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

1.	SIGNIFICANT ACCOUNTING POLICIES
Permanent Portfolio Family of Funds, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a no-load, open-end, series, management investment company. The Fund currently consists of the following four series (each a “Portfolio”): Permanent Portfolio, Short-Term Treasury Portfolio (formerly Treasury Bill Portfolio), Versatile Bond Portfolio and Aggressive Growth Portfolio. Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio commenced investment operations on December 1, 1982, September 21, 1987, November 12, 1991 and May 16, 1990, respectively.
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for registered investment companies. The preparation of such financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses earned and incurred, respectively, during the reporting period. Actual results could differ from those estimates.
Valuation of investments
Each Portfolio’s investments are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver are valued at the closing spot price on the New York Commodity Exchange. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. Investments for which bona fide market quotations are not readily available, or investments for which the Fund’s investment adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued at fair value by the Fund’s management pursuant to policies approved by the Fund’s Board of Directors.
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during a reporting period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

Level 1 — Quoted prices in active markets for identical assets
The Fund’s Level 1 valuation techniques use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.
Level 2 — Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Observable inputs may include quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active, in which there are few transactions, where prices may not be current, or where price quotations vary substantially over time or among market participants. Inputs that are observable for an asset or liability in Level 2 include such factors as interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar assets or liabilities.
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The Fund’s Level 3 valuation techniques include the use of unobservable inputs that reflect assumptions market participants may use or could be expected to use in pricing an asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.
The Fund may record changes to valuations based on the amount that it might reasonably be expected to receive for an investment upon its current sale, consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) type of the investment; (ii) existence of any contractual restrictions on the investment’s disposition; (iii) price and extent of public trading in similar investments or of comparable investments; (iv) quotations or evaluated prices from broker-dealers and/or pricing services; (v) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (vi) analysis of an issuer’s financial statements; (vii) evaluation of the forces that influence the issuer and the market(s) in which the investment is purchased and sold; and (viii) with respect to debt securities, maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

The following is a summary of the inputs used as of January 31, 2011 in valuing the Fund’s assets:

	Level 1	Level 2	Level 3
	(Quoted Prices in	(Significant	(Significant
	Active Markets for	Other Observable	Unobservable
	Identical Assets)	Inputs)	Inputs)	Total

Permanent Portfolio
Gold assets	$2,037,033,103	$—	$—	$2,037,033,103
Silver assets	536,375,789	—	—	536,375,789
Swiss franc assets	84,931,617	919,038,503	—	1,003,970,120
Stocks of United States and foreign real estate and natural resource companies	1,628,938,000	—	—	1,628,938,000
Aggressive growth stock investments †	1,592,202,000	—	—	1,592,202,000
Dollar assets:
Corporate bonds	—	317,730,013	—	317,730,013
United States Treasury securities	3,344,381,468	—	—	3,344,381,468

Total Portfolio	$9,223,861,977	$1,236,768,516	$—	$10,460,630,493

	88.18%	11.82%	—%	100.00%
Short-Term Treasury Portfolio
United States Treasury securities	$34,134,014	$—	$—	$34,134,014

Total Portfolio	$34,134,014	$—	$—	$34,134,014

	100.00%	—%	—%	100.00%
Versatile Bond Portfolio
Corporate bonds †	$—	$13,056,696	$—	$13,056,696

Total Portfolio	$—	$13,056,696	$—	$13,056,696

	—%	100.00%	—%	100.00%
Aggressive Growth Portfolio
Aggressive growth stock investments †	$22,883,580	$—	$—	$22,883,580

Total Portfolio	$22,883,580	$—	$—	$22,883,580

	100.00%	—%	—%	100.00%

†	See the Schedules of Investments for the Permanent Portfolio and the Aggressive Growth Portfolio for each Portfolio’s industry classification of aggressive growth stocks and the Schedule of Investments for the Versatile Bond Portfolio for its industry classification of corporate bonds.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification 820, “Fair Value Measurements and Disclosures,” to require additional disclosures regarding fair value measurements. Pursuant to ASU 2010-06, disclosures regarding transfers into and out of Levels 1 and 2 are effective for reporting periods beginning after December 15, 2009 and for interim periods within those fiscal years, and other disclosures relating to purchases, sales, issuances and settlements on a gross basis relating to Level 3 measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the year ended January 31, 2011 and the Fund’s management is currently evaluating what impact further disclosures under ASU 2010-06 may have on the Fund’s financial statements.

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

The Fund has adopted enhanced disclosure requirements regarding derivatives and hedging activities intended to improve the financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. During the year ended January 31, 2011, the Fund did not hold any derivative instruments.
Translation of foreign currencies
Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the closing rate of exchange; and (ii) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund separately reports the portions of the results of operations attributable to the effect of changes in foreign exchange rates on the value of investments. Reported net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, foreign currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books versus the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the exchange rate applicable to cash, receivables and liabilities denominated in foreign currencies.
Investment transactions and investment income
Investment transactions are accounted for on the date of purchase, sale or maturity. Interest income is accrued daily and includes amortization of any premiums or discounts for financial and tax reporting purposes using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are recorded on an identified cost basis for financial and tax reporting purposes.

For the year ended January 31, 2011, investment income was earned as follows:

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Interest on:
Corporate bonds	$1,423,268	$—	$338,521	$—
Swiss franc assets	11,654,738	—	—	—
United States Treasury securities	44,993,652	59,941	40	4
Other investments	25,281	52	17	—
Dividends	58,804,458	—	—	291,045
Other income	7,152	—	—	—

	$116,908,549	$59,993	$338,578	$291,049

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

Federal taxes
Each of the Fund’s Portfolios will continue to be treated as a separate regulated investment company and each Portfolio intends to qualify under Subchapter M of the United States Internal Revenue Code of 1986, as amended (“Code”). Accordingly, no provision has been made for United States income taxes, as each Portfolio intends to declare necessary dividend distributions from investment company taxable income and net realized capital gains, if any, to its shareholders prior to October 15, 2011, pursuant to the requirements of the Code.
As of January 31, 2011, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio had no capital loss carryforwards available to offset future realized gains, if any. The Fund’s Short-Term Treasury Portfolio had $321 in such capital loss carryforwards available, which expires on January 31, 2019, and the Fund’s Versatile Bond Portfolio had $62,463 in such capital loss carryforwards available, of which $48,493, $763 and $13,207 expire on January 31, 2015, January 31, 2016 and January 31, 2017, respectively. Additionally, net capital losses attributable to investment transactions that occur after October 31, if any, are recognized for federal tax purposes as arising on February 1, the first day of each Portfolio’s next taxable year.
During the year ended January 31, 2011, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio incurred federal excise taxes of $797,087, $12,304, $1,376 and $3,409, respectively, which were imposed on four percent of each Portfolio’s undistributed income and capital gains, if any. Such tax reduced each Portfolio’s net assets; however, such undistributed income and capital gains were retained by each Portfolio to seek to earn further interest, dividends and profits.
The Fund’s Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s Portfolios have analyzed their respective tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns previously filed for open tax years 2008 through 2010 or expected to be taken on the Fund’s Portfolios 2011 tax returns. The Fund’s Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Equalization
The Fund follows the accounting practice of equalization, by which a portion of the proceeds from sales and a portion of the costs of redemptions of shares of capital stock are allocated to undistributed net investment income. The effect of this practice is to prevent the calculation of net investment income per share from being affected by sales or redemptions of shares in each Portfolio, and for periods of net issuances of shares, allows undistributed net investment income to exceed distributable investment company taxable income.
Indemnifications
The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund under circumstances that have not occurred.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

2.	DISTRIBUTIONS TO SHAREHOLDERS
On December 8, 2010, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.29, $.56, $1.49 and $.11, respectively, to shareholders of record on December 7, 2010. Also on December 8, 2010, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $.03 and $1.11, respectively, to shareholders of record on December 7, 2010. The Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio paid no capital gain distributions during the year ended January 31, 2011.
The tax character of such dividends and distributions paid was as follows:

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Distributions paid from:
Ordinary income	$61,313,967	$305,054	$374,850	$49,642
Long-term capital gain †	6,342,794	—	—	500,932

	$67,656,761	$305,054	$374,850	$550,574

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

On December 9, 2009, the Fund’s Permanent Portfolio and Short-Term Treasury Portfolio paid ordinary income dividends per share of $.28 and $.38, respectively, to shareholders of record on December 8, 2009. On December 23, 2009, the Fund’s Versatile Bond Portfolio paid an ordinary income dividend per share of $.88 to shareholders of record on December 22, 2009. The Fund’s Aggressive Growth Portfolio paid no ordinary income dividend during the year ended January 31, 2010, and the Fund’s Portfolios paid no capital gain distributions during the year then ended.
The tax character of such dividends and distributions paid was as follows:

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Distributions paid from:
Ordinary income	$35,102,694	$267,922	$268,285	$—
Long-term capital gain †	—	—	—	—

	$35,102,694	$267,922	$268,285	$—

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

Dividends to shareholders from net investment income and distributions to shareholders from realized gain on investments, if any, are recorded on the ex-dividend date. The amount of such dividends and distributions are determined in accordance with the Code which may differ from accounting principles generally accepted in the United States of America. These differences result primarily from different treatment of net investment income and realized gains on certain investment securities held by the Fund’s Portfolios. During the year ended January 31, 2011: (i) the Fund’s Permanent Portfolio reclassified $5,547,275 from undistributed net investment income to paid-in capital and $571,397 from paid-in capital to accumulated net realized gain on foreign currency transactions; (ii) the Fund’s Short-Term Treasury Portfolio reclassified $533,019 from paid-in capital to undistributed net investment loss; (iii) the Fund’s Versatile Bond Portfolio reclassified $101,015 from undistributed net investment income to paid-in capital; and (iv) the Fund’s Aggressive Growth

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

Portfolio reclassified $15,123 from paid-in capital to undistributed net investment income and $15,746 from accumulated net realized gains on investments to paid-in capital, to reflect such book and tax basis differences.
As of January 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Distributable ordinary income	$21,385,295	$—	$83,993	$54,427
Undistributed capital gain (loss) carryforwards	14,059,835	(321)	(62,463)	92,811
Post October losses	(215,735)	—	—	—
Unrealized appreciation (depreciation) on investments and foreign currencies	1,577,244,776	(2,769)	26,901	10,699,329

	$1,612,474,171	$(3,090)	$48,431	$10,846,567

3.	INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT
Pacific Heights Asset Management, LLC (“Pacific Heights”) has served as the Fund’s investment adviser since May 1, 2003 under an Investment Advisory Contract, dated November 24, 2002 (“Contract”). In accordance with the terms of the Contract, Pacific Heights receives, before any waivers, annual investment advisory fees, which are calculated daily and paid monthly, based on the average daily net assets of each Portfolio of the Fund (“Advisory Fee”) as follows: (i) 1.1875% of the first $200 million of the Portfolio’s average daily net assets; (ii) .8750% of the next $200 million of the Portfolio’s average daily net assets; (iii) .8125% of the next $200 million of the Portfolio’s average daily net assets; and (iv) .7500% of all of the Portfolio’s average daily net assets in excess of $600 million.
All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets. Except for: (i) the Advisory Fee; (ii) all fees, costs and expenses relating to Fund investments, including brokerage commissions and interest on borrowings; (iii) all taxes payable by the Fund; (iv) the fees and expenses of the Fund’s directors; (v) the salary expense of the Fund’s officers (subject to the Waiver Agreement described below); and (vi) extraordinary expenses, as defined by the Contract, Pacific Heights pays or reimburses the Fund for substantially all of the Fund’s ordinary operating expenses out of its Advisory Fee.
Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement, dated December 10, 2010 (“Waiver Agreement”), effective December 10, 2010 and until June 1, 2012, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) the Permanent Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the Portfolio’s average daily net assets in excess of $10 billion up to $15 billion and .6200% of the Portfolio’s average daily net assets in excess of $15 billion; (ii) the Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (iii) the Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. Also, under the Waiver Agreement, Pacific Heights has agreed to pay the Fund’s officers’ salaries and expenses during

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

the term of the Waiver Agreement. Neither the Fund nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended in writing with approval of the Fund’s Board of Directors.
Pacific Heights is a California limited liability company. Its manager and sole member, Michael J. Cuggino (also its President and Chief Executive Officer), is the President, Secretary and a director of the Fund and has been the portfolio manager of the Fund’s Portfolios since May 1, 2003. In addition to the benefits that result from being the sole owner of Pacific Heights, Mr. Cuggino was paid $65,000 by the Fund during the year ended January 31, 2011 for his service as a director of the Fund.
Annual Renewal of Investment Advisory Contract (Unaudited)
The renewal of the Contract was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Directors”), at an “in person” meeting held on December 10, 2010 (“Meeting”). In June 2010, the Independent Directors requested detailed information from Pacific Heights regarding the Fund’s Portfolios and Pacific Heights. In preparation for consideration of the continuance of the Contract, the Board, including the Independent Directors, met with senior management of the Fund and Pacific Heights and reviewed a variety of materials provided by Pacific Heights, including a letter provided by Pacific Heights responding to the June 2010 request from the Independent Directors and material prepared by Lipper, Inc. (“Lipper”), an independent third party, comparing the performance and expenses of the Fund’s Portfolios to other comparable mutual funds selected by Lipper (“Peer Groups”) and relevant market indices. In addition to the information identified above, the Board considered information presented to the Board and discussions with Fund management and Pacific Heights throughout the year at meetings of the Board. The Independent Directors were advised by counsel that is independent of Fund management and Pacific Heights and met with such counsel separately from Fund management and Pacific Heights. The Board also received a memorandum from counsel to the Fund discussing the legal standards for their consideration of the proposed continuance of the Contract. The annual Contract review extended over two regular meetings of the Board to ensure that Fund management and Pacific Heights had time to respond to any questions the Independent Directors may have had on their initial review of the materials prepared for the Contract review and that the Independent Directors had time to consider those materials.
At the Meeting, the Board reviewed the Advisory Fee payable by each of the Fund’s Portfolios under the Contract as well as each Portfolio’s overall expense ratio. Utilizing material prepared by Lipper, the Board considered each Portfolio’s Advisory Fee and overall expense ratio against the median of the advisory fees and overall expense ratios for such Portfolio’s Peer Group and observed the following: (i) the Permanent Portfolio’s overall expense ratio was lower than the median and the lowest in its Peer Group, and its Advisory Fee was almost equal to the median in its Peer Group; (ii) after fee waivers, the Short- Term Treasury Portfolio’s overall expense ratio was almost equal to the median in its Peer Group, and its Advisory Fee was higher than the median and the highest in its Peer Group; (iii) after fee waivers, the Versatile Bond Portfolio’s overall expense ratio was higher than the median in its Peer Group, and its Advisory Fee was higher than the median and the highest in its Peer Group; and (iv) the Aggressive Growth Portfolio’s overall expense ratio was lower than the median in its Peer Group, and its Advisory Fee was higher than the median in its Peer Group.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

In reviewing the Lipper materials, the Board noted that unlike the mutual funds comprising the Portfolios’ Peer Groups, the Fund’s Portfolios operate under a unitary fee structure whereby many of the Portfolios’ ordinary operating expenses are paid by Pacific Heights out of its Advisory Fee rather than paid directly by the Portfolios. The Board noted the difficulty of comparing the Fund’s Portfolios to non-unitary fee funds and observed that given the Portfolios’ unitary fee structure and unlike non-unitary fee funds, the Advisory Fees of the Fund’s Portfolios included the payment of many fund operating expenses by Pacific Heights, an observation borne out by the fact that the non-management expenses for each of the Fund’s Portfolios were the lowest or among the lowest in each Portfolio’s respective Peer Group. The Board also considered the level of assets in each Portfolio and its possible impact on the overall expense ratio. In this regard, the Board noted with respect to the Aggressive Growth Portfolio, the Portfolio was in the bottom quartile in its Peer Group based on size and with respect to the Short-Term Treasury Portfolio and Versatile Bond Portfolio those Portfolios were the smallest based on size in their respective Peer Groups, and that many of the funds in the Peer Groups were part of very large fund groups that benefited from such fund groups’ abilities to use economies of scale to lower expense ratios across their entire fund complexes.
The Board also reviewed the short-term and long-term investment performance of each of the Fund’s Portfolios. As part of this review, the Board reviewed the material prepared by Lipper, comparing the performance of each Portfolio to its respective Peer Group and Lipper selected benchmark index for the one-, three-, five- and ten-year periods ended June 30, 2010. Utilizing material prepared by Lipper, the Board observed the following with respect to the total return performance of the Portfolios as compared to each of their respective Peer Groups: (i) the Permanent Portfolio’s total return performance exceeded the average total return performance of its Peer Group for each measurement period, exceeded its Lipper benchmark index for each measurement period, and had the highest total return performance in its Peer Group for the one-, three- and five-year measurement periods; (ii) the Short-Term Treasury Portfolio’s total return performance exceeded the average total return performance of its Peer Group and its Lipper benchmark index for the three- and five-year measurement periods, but lagged for the one- and ten-year measurement periods; (iii) the Versatile Bond Portfolio’s total return performance lagged the average total return performance of its Peer Group and its Lipper benchmark index for each measurement period; and (iv) the Aggressive Growth Portfolio’s total return performance lagged the average total return performance of its Peer Group for each measurement period, and lagged its Lipper benchmark index for each of the one-, three-, and five-year measurement periods, but exceeded for the ten-year measurement period. The Board considered the impact of the investment strategies of the Short-Term Treasury Portfolio and the Versatile Bond Portfolio on the performance of those Portfolios relative to their respective Peer Groups, including each Portfolio’s strategy of limiting investments to high-quality fixed income securities with generally shorter durations compared to those of their respective Peer Groups.
The Board also considered the nature, quality and extent of the services provided by Pacific Heights under the Contract. The Board reviewed the activities currently performed and services provided to the Fund by Mr. Cuggino, who is also the principal executive officer of Pacific Heights. In particular, the Board considered that Mr. Cuggino is thoroughly involved in the day-to-day operations of the Fund, including identifying and making suggestions as to proposed investments, including the purchase and sale thereof, coordinating and directing of operational matters, including arrangements with various service providers to the Fund, and providing substantial administration and oversight in connection with shareholder services. The Board considered whether Pacific Heights had the ability to

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

continue providing high quality investment advisory, administrative and other services as asset levels increased. The Board noted with favor the addition of employees at Pacific Heights, who the Board believed strengthened the compliance and management infrastructure at the Fund and Pacific Heights. The Board also discussed Pacific Heights’ business continuity planning and considered Pacific Height’s financial condition. The Board also noted in this regard that they reviewed Pacific Heights’ audited and unaudited financial statements on an annual and quarterly basis, respectively, and that Pacific Heights appeared to have the financial resources to fulfill its obligations under the Contract.
The Board also considered any apparent or anticipated economies of scale in relation to the services provided by Pacific Heights. The Board noted that the Advisory Fee has breakpoints that provide for a reduction of the applicable investment advisory fee as assets increase and that the Waiver Agreement provided for additional fee waivers with respect to the Permanent Portfolio and for fee waivers for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio before any breakpoints contemplated by the Advisory Fee had been reached. The Board considered that Pacific Heights proposed to extend the terms of the Waiver Agreement for another year (until June 1, 2012) including the absorption by Pacific Heights of all salaries, fees and expenses of the officers of the Fund, including the Fund’s Chief Compliance Officer. The Board considered that the growth of the Permanent Portfolio may have helped the other Portfolios achieve economies of scale by spreading the overall cost structure of Fund-level expenses over a larger asset base.
The Board also considered the costs of the service provided and the profitability of the Contract to Pacific Heights. The Board reviewed material prepared by Pacific Heights that compared Pacific Heights’ profitability for the six months ended June 30, 2010 and the year ended December 31, 2009 to that of certain publicly-traded investment advisers and considered Pacific Heights’ methodology for determining this data. The Board recognized that Pacific Heights should be entitled to earn a reasonable level of profit for services it provides to the Fund’s Portfolios.
Based on the foregoing, the Board considered the following factors and reached the following conclusions:
a) the nature, quality and extent of the investment advisory, administrative and other services (including the placement of portfolio transactions) to be provided to the Fund by Pacific Heights, from which the Board concluded that such services would be comparable to those previously provided, and that Mr. Cuggino, by virtue of his experience with the Portfolios for over twenty years, was qualified to provide such services, and that the personnel at Pacific Heights provide sufficient support for Mr. Cuggino in performing such duties;
b) the operating expenses and expense ratios of the Portfolios, including as compared to their Peer Groups, from which the Board concluded that the operating expenses and expense ratios of the Portfolios were comparable to their Peer Groups and fair and reasonable;
c) the performance of the Portfolios compared to their Peer Groups and market indices, from which the Board concluded that the Permanent Portfolio’s one-, three-, five- and ten-year performance generally exceeded the performance of its Peer Group and its relevant market index and the performance of the other Portfolios was satisfactory as compared to those Portfolios’ Peer Groups and market indices;

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

d) the financial condition of Pacific Heights, from which the Board concluded that Pacific Heights has the financial ability to fulfill its commitment to the Fund under the Contract;
e) the ability of Pacific Heights to continue providing investment advisory, administrative and other services (including placement of portfolio transactions) of the same character and at least the same quality as previously provided, from which the Board concluded that such services would be of the same character and at least the same quality as those previously provided, by virtue of Mr. Cuggino’s experience with the Fund for over twenty years and the personnel at Pacific Heights;
f) the extent to which economies of scale have been realized as the Portfolios increase their assets under management, from which the Board concluded that the Permanent Portfolio has achieved economies of scale that benefit shareholders, given that the Permanent Portfolio has exceeded the third breakpoint in its Advisory Fee under the Contract, has exceeded the second breakpoint in its Advisory Fee under the Waiver Agreement, and because additional economies of scale may be realized pursuant to additional breakpoints under the Waiver Agreement;
g) the costs of the service provided and the profitability of the Contract to Pacific Heights, from which the Board concluded that the profitability was fair and reasonable and sufficient for the financial stability of Pacific Heights; and
h) the Advisory Fee payable by each of the Portfolios, from which the Board concluded that the Advisory Fee payable by each of the Portfolios was fair and reasonable.
In their deliberations, the Board members did not identify any particular information that was all important or controlling. Based on the foregoing, the Board, including its Independent Directors, unanimously approved the continuance of the Contract.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

4.	PURCHASES AND SALES OF SECURITIES
The following is a summary of purchases and sales of securities other than short-term securities for the year ended January 31, 2011:

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Purchases	$3,325,279,285	$—	$8,962,296	$3,064,487
Sales	412,774,258	—	12,698,061	3,172,985

The Fund’s Permanent Portfolio also purchased $789,038,970 and $95,247,436 of gold and silver, respectively, during the year ended January 31, 2011. There were no sales of gold and silver during the year then ended.
The Fund’s Short-Term Treasury Portfolio only invested in short-term securities having maturities of one year or less during the year then ended.

5.	NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
The following is a summary of net unrealized appreciation (depreciation) of investments as of January 31, 2011 for federal income tax purposes:

	Permanent	Short-Term Treasury	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Aggregate gross unrealized appreciation of investments with excess of value over tax cost:
Investments in securities	$880,330,271	$48	$29,992	$11,363,921
Investments other than securities	754,253,034	—	—	—

	1,634,583,305	48	29,992	11,363,921
Aggregate gross unrealized depreciation of investments with excess of tax cost over value:
Investments in securities	(60,166,621)	(2,817)	(3,091)	(664,592)
Investments other than securities	—	—	—	—

	(60,166,621)	(2,817)	(3,091)	(664,592)

Net unrealized appreciation (depreciation) of investments	$1,574,416,684	$(2,769)	$26,901	$10,699,329

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

6.	CAPITAL STOCK TRANSACTIONS
Transactions in shares of each Portfolio’s capital stock exclusive of amounts allocated to undistributed net investment income were as follows for the years ended.

		Permanent Portfolio
	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Dollars	Shares	Dollars

Shares sold	134,191,237	$5,605,196,309	68,855,433	$2,429,807,618
Distributions reinvested	1,264,842	55,943,965	799,248	30,548,326

	135,456,079	5,661,140,274	69,654,681	2,460,355,944

Shares redeemed	(37,278,134)	(1,541,374,621)	(38,186,522)	(1,294,632,740)

Net increase	98,177,945	$4,119,765,653	31,468,159	$1,165,723,204

		Short-Term Treasury Portfolio
	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Dollars	Shares	Dollars

Shares sold	227,306	$15,324,060	410,709	$27,344,145
Distributions reinvested	4,402	294,415	3,792	257,181

	231,708	15,618,475	414,501	27,601,326

Shares redeemed	(378,370)	(25,510,651)	(985,664)	(65,924,894)

Net decrease	(146,662)	$(9,892,176)	(571,163)	$(38,323,568)

		Versatile Bond Portfolio
	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Dollars	Shares	Dollars

Shares sold	107,720	$6,303,350	223,145	$12,810,713
Distributions reinvested	5,464	321,492	3,371	197,977

	113,184	6,624,842	226,516	13,008,690

Shares redeemed	(187,824)	(10,980,116)	(159,860)	(9,258,938)

Net increase (decrease)	(74,640)	$(4,355,274)	66,656	$3,749,752

		Aggressive Growth Portfolio
	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Dollars	Shares	Dollars

Shares sold	144,725	$6,434,477	113,567	$4,149,261
Distributions reinvested	11,479	528,492	—	—

	156,204	6,962,969	113,567	4,149,261

Shares redeemed	(153,341)	(6,540,882)	(123,962)	(4,450,381)

Net increase (decrease)	2,863	$422,087	(10,395)	$(301,120)

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2011

7.	SUBSEQUENT EVENTS
On March 3, 2011, the Fund’s Board of Directors amended the authorized shares of capital stock of each of the Fund’s Portfolios to be reclassified as follows: (i) 400,000,000 shares for the Permanent Portfolio; (ii) 25,000,000 shares for the Short-Term Treasury Portfolio; (iii) 25,000,000 shares for the Versatile Bond Portfolio; and (iv) 25,000,000 shares for the Aggressive Growth Portfolio.
The Fund has evaluated the impact of all subsequent events on the Portfolios and has determined that there were no additional subsequent events requiring recognition or disclosure in the Fund’s financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE PERMANENT PORTFOLIO

Financial highlights for the Permanent Portfolio
For each share of capital stock outstanding throughout each year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,	January 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$38.06	$31.57	$36.99	$32.89	$30.12

Income (loss) from investment operations:
Net investment income (1)(2)(3)(4)	.35	.37	.45	.46	.35
Net realized and unrealized gain (loss) on investments and foreign currencies	7.41	6.40	(5.58)	3.98	2.73

Total income (loss) from investment operations	7.76	6.77	(5.13)	4.44	3.08

Less distributions from:
Net investment income	(.29)	(.28)	(.25)	(.16)	(.06)
Net realized gain on investments	(.03)	—	(.04)	(.18)	(.25)

Total distributions	(.32)	(.28)	(.29)	(.34)	(.31)

Net asset value, end of year	$45.50	$38.06	$31.57	$36.99	$32.89

Total return (5)	20.41%	21.43%	(13.82)%	13.53%	10.23%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$10,542,812	$5,083,251	$3,223,017	$1,747,058	$820,285

Ratio of expenses to average net assets (4)	.77%	.82%	.84%	.95%	1.11%
Ratio of net investment income to average net assets (2)(3)	.82%	1.03%	1.31%	1.31%	1.10%
Portfolio turnover rate	9.11%	12.78%	37.00%	37.46%	7.28%

(1)	Net investment income is based on average shares outstanding during the year.
(2)	The recording as other income of the receipt of disgorged funds had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.03 and .08%, respectively, during the year ended January 31, 2007. Without this other income, the net investment income per share would have been $.32 during the year then ended.
(3)	The recording as other income of the receipt of disgorged funds had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.01 and .03%, respectively, during the year ended January 31, 2008. Without this other income, the net investment income per share would have been $.45 during the year then ended.
(4)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .01% for the year ended January 31, 2011. Without this waiver, the net investment income per share would have been $.34 during the year then ended.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE SHORT-TERM TREASURY PORTFOLIO

Financial highlights for the Short-Term Treasury Portfolio
For each share of capital stock outstanding throughout each year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,	January 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$67.75	$68.44	$69.02	$68.82	$67.50

Income (loss) from investment operations:
Net investment income (loss) (1)(2)	(.39)	(.26)	.55	2.50	2.58
Net realized and unrealized gain (loss) on investments (3)	.01	(.05)	.05	.24	.03

Total income (loss) from investment operations	(.38)	(.31)	.60	2.74	2.61

Less distributions from:
Net investment income	(.56)	(.38)	(1.18)	(2.54)	(1.29)

Total distributions	(.56)	(.38)	(1.18)	(2.54)	(1.29)

Net asset value, end of year	$66.81	$67.75	$68.44	$69.02	$68.82

Total return (4)	(.58)%	(.44)%	.87%	4.00%	3.88%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$34,383	$44,806	$84,347	$47,713	$46,962

Ratio of expenses to average net assets (2)	.73%	.71%	.74%	.88%	.92%
Ratio of net investment income (loss) to average net assets	(.58)%	(.37)%	.80%	3.63%	3.79%
Portfolio turnover rate (5)	—%	—%	—%	—%	—%

(1)	Net investment income (loss) is based on average shares outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .50% for each of the five years in the period ended January 31, 2011. Without this waiver, the net investment income or loss per share would have been ($.73), ($.60), $.20, $2.16 and $2.24 for each of the five years in the period ended January 31, 2011.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.
(5)	Portfolio turnover rate is not applicable since the Portfolio only invested in securities with maturities of one year or less.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE VERSATILE BOND PORTFOLIO

Financial highlights for the Versatile Bond Portfolio
For each share of capital stock outstanding throughout each year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,	January 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$60.40	$59.39	$60.02	$58.89	$57.42

Income from investment operations:
Net investment income (1)(2)	.76	1.20	1.69	2.36	1.93
Net realized and unrealized gain (loss) on investments (3)	(.52)	.69	(.53)	.49	.24

Total income from investment operations	.24	1.89	1.16	2.85	2.17

Less distributions from:
Net investment income	(1.49)	(.88)	(1.79)	(1.72)	(.70)

Total distributions	(1.49)	(.88)	(1.79)	(1.72)	(.70)

Net asset value, end of year	$59.15	$60.40	$59.39	$60.02	$58.89

Total return (4)	.40%	3.18%	1.98%	4.87%	3.78%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$13,300	$18,087	$13,827	$11,152	$12,307

Ratio of expenses to average net assets (2)	.83%	.88%	.89%	1.02%	.97%
Ratio of net investment income to average net assets	1.26%	1.98%	2.84%	3.96%	3.33%
Portfolio turnover rate	57.05%	61.18%	88.01%	74.72%	78.90%

(1)	Net investment income is based on average shares outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .37%, .38%, .37%, .37% and .37% for each of the five years in the period ended January 31, 2011. Without this waiver, the net investment income per share would have been $.53, $.97, $1.47, $2.13 and $1.72 for each of the five years in the period ended January 31, 2011.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE AGGRESSIVE GROWTH PORTFOLIO

Financial highlights for the Aggressive Growth Portfolio
For each share of capital stock outstanding throughout each year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,	January 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$39.80	$29.53	$74.31	$86.09	$110.71

Income (loss) from investment operations:
Net investment income (loss) (1)	.11	.08	.03	(.08)	(.42)
Net realized and unrealized gain (loss) on investments	10.45	10.19	(29.76)	(2.83)	7.83

Total income (loss) from investment operations	10.56	10.27	(29.73)	(2.91)	7.41

Less distributions from:
Net investment income	(.11)	—	(.09)	—	(.10)
Net realized gain on investments	(1.11)	—	(11.54)	(8.87)	(31.93)
Distribution in excess	—	—	(.23)	—	—
Return of capital	—	—	(3.19)	—	—

Total distributions	(1.22)	—	(15.05)	(8.87)	(32.03)

Net asset value, end of year	$49.14	$39.80	$29.53	$74.31	$86.09

Total return (2)	26.73%	34.78%	(39.97)%	(4.14)%	7.05%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$22,905	$18,436	$13,986	$25,878	$31,476

Ratio of expenses to average net assets	1.22%	1.21%	1.20%	1.39%	1.34%
Ratio of net investment income (loss) to average net assets	.25%	.23%	.07%	(.10)%	(.43)%
Portfolio turnover rate	15.51%	4.92%	3.44%	9.16%	1.97%

(1)	Net investment income (loss) is based on average shares outstanding during the year.
(2)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE PERMANENT PORTFOLIO
Ten Years Ended January 31, 2011
(Unaudited)

*	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index and the Standard & Poor’s 500 Composite Stock Index reflect reinvested interest and dividends as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 38 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE SHORT-TERM TREASURY PORTFOLIO
Ten Years Ended January 31, 2011
(Unaudited)

*	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 38 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE VERSATILE BOND PORTFOLIO
Ten Years Ended January 31, 2011
(Unaudited)

*	The Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index are components of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA, AA or A by Standard & Poor’s or Moody’s Investor Services, Inc. (“Moody’s”) with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index. Returns shown for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 38 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
THE AGGRESSIVE GROWTH PORTFOLIO
Ten Years Ended January 31, 2011
(Unaudited)

*	The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and also represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index reflect reinvested dividends as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 38 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended January 31, 2011
(Unaudited)

The graphs on pages 34 through 37 compare the initial account values and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, assuming a hypothetical $10,000 investment in each Portfolio at the beginning of the first fiscal year and reinvestment of all dividends and distributions, without the deduction of taxes, to a $10,000 investment over the same years in comparable broad-based securities market indices. The tables below show each of the Fund’s Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Returns for the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio reflect fee waivers in effect. In the absence of such fee waivers, total return would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance data shown below for each of the Fund’s Portfolios represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown below, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.
Investments in the Fund’s Portfolios are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in the Fund’s Portfolios.

	Average Annual Total Returns Through January 31, 2011
						Since
	1 Year	3 Years	5 Years	10 Years	15 Years	Inception
Permanent Portfolio (Since 12/1/82) (1)(2)
Return before taxes	20.41%	8.01%	9.54%	10.96%	8.44%	6.92%
Return after taxes on distributions	20.23%	7.77%	9.32%	10.59%	7.79%	6.37%
Return after taxes on distributions and sale of Portfolio shares	13.38%	6.75%	8.20%	9.59%	7.15%	5.96%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.14%	.60%	2.23%	2.20%	3.21%	4.74%
Standard &Poor’s 500 Composite Stock Index (4)(6)	22.19%	-.05%	2.24%	1.30%	6.69%	11.05%

Short-Term Treasury Portfolio (Since 5/26/87) (2)(3)
Return before taxes	-.58%	-.05%	1.53%	1.41%	2.33%	3.25%
Return after taxes on distributions	-.87%	-.41%	1.05%	.85%	1.44%	2.51%
Return after taxes on distributions and sale of Portfolio shares	-.37%	-.25%	1.08%	.89%	1.46%	2.39%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.14%	.60%	2.23%	2.20%	3.21%	4.12%

Versatile Bond Portfolio (Since 9/27/91) (2)(3)
Return before taxes	.40%	1.85%	2.83%	2.61%	3.33%	3.63%
Return after taxes on distributions	-.46%	1.03%	2.05%	1.68%	2.20%	2.60%
Return after taxes on distributions and sale of Portfolio shares	.26%	1.10%	1.97%	1.69%	2.17%	2.51%
Citigroup AAA/AA 1-3 Year Corporate Bond Index (4)(7)	2.62%	3.36%	4.59%	4.48%	5.17%	5.61%
Citigroup A 1-3 Year Corporate Bond Index (4)(8)	3.49%	4.29%	4.89%	4.78%	5.37%	5.81%

Aggressive Growth Portfolio (Since 1/2/90) (2)
Return before taxes	26.73%	.84%	1.02%	3.95%	8.77%	10.20%
Return after taxes on distributions	26.24%	-.65%	-1.01%	2.71%	7.68%	9.29%
Return after taxes on distributions and sale of Portfolio shares	17.97%	.23%	.61%	3.18%	7.62%	9.12%
Dow Jones Industrial Average (4)(9)	21.35%	.85%	4.58%	3.34%	7.73%	9.71%
Standard &Poor’s 500 Composite Stock Index (4)(6)	22.19%	-.05%	2.24%	1.30%	6.69%	8.52%

See following page for footnote explanations.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended January 31, 2011
(Unaudited)

(1)	Returns reflect other income recorded during the years ended January 31, 2007 and January 31, 2008 related to the receipt of disgorged funds.

(2)	Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

(3)	The thirty-day SEC standardized yield on the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio for the thirty days ended January 31, 2011, calculated for each Portfolio by dividing the net investment income per share earned during the specified thirty-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, and assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee, was -.80% and .79%, respectively.

(4)	Returns reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

(5)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in an index.

(6)	The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio of common stocks. You cannot invest directly in an index.

(7)	The Citigroup AAA/AA 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(8)	The Citigroup A 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated A by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(9)	The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. You cannot invest directly in an index.

See pages 40-43 for Portfolio specific risks.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
MANAGEMENT’S DISCUSSION AND ANALYSIS
THE PERMANENT PORTFOLIO
Year Ended January 31, 2011
(Unaudited)

The Permanent Portfolio’s investment objective is to preserve and increase the purchasing power of its shares over the long term. The Portfolio invests fixed target percentages of its net assets in gold, silver, Swiss franc assets, stocks of real estate and natural resource companies, aggressive growth stocks and dollar assets, such as U.S. Treasury securities and short-term corporate bonds. During the year ended January 31, 2011, the Portfolio achieved a total return of 20.41%, net of expenses to average net assets of .77%, as compared to .14% for the Citigroup 3-Month U.S. Treasury Bill Index and 22.19% for the Standard & Poor’s 500 Composite Stock Index, and as compared to an inflation rate as measured by the change in the Consumer Price Index (“CPI”) of 1.63% over the same period. The Portfolio’s return during the year then ended was largely due to the Portfolio experiencing appreciation in each of its six asset classes. Neither the Citigroup 3-Month U.S. Treasury Bill Index return, the Standard & Poor’s 500 Composite Stock Index return nor the change in CPI reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Permanent Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Portfolio will be affected by changes in the prices of gold, silver and U.S. and foreign real estate and natural resource company stocks.

The following pie chart shows the Permanent Portfolio’s investment holdings by asset class, as a percentage of total net assets as of January 31, 2011.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
MANAGEMENT’S DISCUSSION AND ANALYSIS
THE SHORT-TERM TREASURY PORTFOLIO
Year Ended January 31, 2011
(Unaudited)

The Short-Term Treasury Portfolio’s investment objective is to achieve high current income, consistent with safety and liquidity of principal. The Portfolio invests in short-term U.S. Treasury securities and ordinarily maintains an average maturity of between sixty and ninety days. During the year ended January 31, 2011, the Portfolio achieved a total return of -.58%, net of expenses to average net assets of .73%, as compared to .14% for the Citigroup 3-Month U.S. Treasury Bill Index over the same period. The Portfolio’s return during the year then ended was primarily due to the very low investment returns available on short-term U.S. Treasury securities which were more than offset by the Portfolio’s expenses during the period. The Citigroup 3-Month U.S. Treasury Bill Index does not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows the Short-Term Treasury Portfolio’s investment holdings by days to maturity, as a percentage of total net assets as of January 31, 2011.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
MANAGEMENT’S DISCUSSION AND ANALYSIS
THE VERSATILE BOND PORTFOLIO
Year Ended January 31, 2011
(Unaudited)

The Versatile Bond Portfolio’s investment objective is to achieve high current income, while limiting risk to principal. The Portfolio invests at least 80% of its assets in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. During the year ended January 31, 2011, the Portfolio achieved a total return of .40%, net of expenses to average net assets of .83%, as compared to 2.62% for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and 3.49% for the Citigroup A 1-3 Year Corporate Bond Index over the same period. The Portfolio’s return during the year then ended was primarily due to the Portfolio’s shorter average maturity than the average maturity of the Citigroup Corporate Bond Indices, thereby resulting in lower investment returns than would have been available on longer-term corporate bonds, and the Portfolio’s expenses during the period. Neither the Citigroup AAA/AA 1-3 Year Corporate Bond Index nor the Citigroup A 1-3 Year Corporate Bond Index reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows the Versatile Bond Portfolio’s investment holdings by Standard & Poor’s credit rating, as a percentage of total net assets as of January 31, 2011.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
MANAGEMENT’S DISCUSSION AND ANALYSIS
THE AGGRESSIVE GROWTH PORTFOLIO
Year Ended January 31, 2011
(Unaudited)

The Aggressive Growth Portfolio’s investment objective is to achieve high, long-term appreciation in the value of its shares. The Portfolio is fully invested at all times in a diversified portfolio of domestic stocks and stock warrants selected for high profit potential. During the year ended January 31, 2011, the Portfolio achieved a total return of 26.73%, net of expenses to average net assets of 1.22%, as compared to 21.35% for the Dow Jones Industrial Average and 22.19% for the Standard & Poor’s 500 Composite Stock Index over the same period. The Portfolio’s return during the year then ended was primarily due to the Portfolio’s investment selection and the timing of purchases and sales of those investments in relation to fluctuating market values relative to the aforementioned indices. Neither the Dow Jones Industrial Average nor the Standard & Poor’s 500 Composite Stock Index reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Aggressive Growth Portfolio’s stock market investments may appreciate in value more rapidly than the overall stock market, but they are also subject to greater risk, especially during periods when the prices of U.S. stock market investments in general are declining. The Portfolio also invests in smaller companies which will involve additional risks, such as limited liquidity and greater volatility.

The following pie chart shows the Aggressive Growth Portfolio’s investment holdings by industry sector, as a percentage of total net assets as of January 31, 2011.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
EXPENSE EXAMPLES
Six Months Ended January 31, 2011
(Unaudited)

Expense Examples
As a shareholder in one or more of the Fund’s Portfolios, you incur two types of costs: (1) transaction costs, including the $35 one-time account start-up fee; and (2) ongoing costs, including management fees and other Portfolio expenses. The Examples on the following page are intended to help you understand your ongoing costs (in dollars) of investing in the Fund’s Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.
These Examples are based on an investment of $1,000 invested at July 31, 2010 and held for the entire six months ended January 31, 2011.
Actual Expenses
The first line of each of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months ended January 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended January 31, 2011” to estimate the expenses you paid on your account during the six months ended January 31, 2011.
Hypothetical Example for Comparison Purposes
The second line of each of the tables on the following page provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months ended January 31, 2011. You may use this information to compare the ongoing costs of investing in the Fund’s Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the $35 one-time account start-up fee. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs, including the $35 one-time account start-up fee, were included, your costs would have been higher.

Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
EXPENSE EXAMPLES
Six Months Ended January 31, 2011
(Unaudited)

			Expenses Paid*
	Beginning	Ending	During Six
	Account Value	Account Value	Months Ended
	July 31, 2010	January 31, 2011	January 31, 2011

PERMANENT PORTFOLIO
Actual	$1,000.00	$1,131.20	$4.08
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.87

SHORT-TERM TREASURY PORTFOLIO
Actual	1,000.00	997.00	3.78
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82

VERSATILE BOND PORTFOLIO
Actual	1,000.00	1,001.70	3.94
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.97

AGGRESSIVE GROWTH PORTFOLIO
Actual	1,000.00	1,247.30	6.97
Hypothetical (5% return before expenses)	1,000.00	1,019.00	6.26

*	Expenses are equal to the Permanent Portfolio’s annualized expense ratio of .76%, the Short-Term Treasury Portfolio’s annualized expense ratio of .75%, the Versatile Bond Portfolio’s annualized expense ratio of .78% and the Aggressive Growth Portfolio’s annualized expense ratio of 1.23%, respectively, multiplied by the applicable Portfolio’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended January 31, 2011).

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
OTHER INFORMATION
(Unaudited)

Proxy Voting
The Fund’s Portfolios vote proxies relating to their portfolio securities in accordance with the Fund’s Proxy Voting Policies and Procedures. A copy of the Fund’s Proxy Voting Policies and Procedures as well as information regarding how each of the Fund’s Portfolios voted such proxies during the twelve-month period ended June 30, 2010 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142, or by accessing the SEC’s website at http://www.sec.gov.
Quarterly Holdings
Each of the Fund’s Portfolios files its complete schedule of portfolio holdings for its first and third quarters of each fiscal year on the Fund’s Form N-Q. The Fund’s Form N-Qs for such periods, beginning with the quarter ended October 31, 2004, are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
DIRECTORS AND OFFICERS
(Unaudited)

All of the Fund’s directors and officers may be reached c/o Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111. No director or officer has any family relationship with another and each of the Fund’s directors will hold office until the Fund’s next special meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation, removal or disqualification. The Fund’s officers are elected annually by the Fund’s Board of Directors and each officer holds office until their successor has been duly elected and qualified, or until their earlier resignation, removal or disqualification. The principal occupation(s) of the Fund’s directors and officers are listed below. The Fund’s Statement of Additional Information includes additional information regarding the Fund’s directors and officers and is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142.

DAVID P. BERGLAND Director	age 75
Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

HUGH A. BUTLER Director	age 58
Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

ROGER DOEBKE Director	age 71
President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

MICHAEL J. CUGGINO* Chairman, President, Secretary & Director	age 48
A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s investment adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

JAMES H. ANDREWS Treasurer	age 56
Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 to 2007. He has also served as Director of Finance of the Fund’s investment adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.

SUSAN K. FREUND Chief Compliance Officer	age 57
Ms. Freund has served as the Chief Compliance Officer of the Fund and the Fund’s investment adviser since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

*	Considered to be an “interested person” within the meaning of the 1940 Act. Mr. Cuggino is deemed an interested person because of his association with the Fund’s investment adviser.

INVESTMENT ADVISER
Pacific Heights Asset Management, LLC
600 Montgomery Street
San Francisco, California 94111

CUSTODIAN
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201
(for overnight delivery services,
615 East Michigan Street
Milwaukee, Wisconsin 53202)
(800) 341-8900

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

SHAREHOLDER SERVICES OFFICE
130 South Brune Street
Bartlett, Texas 76511
(254) 527-3102
(800) 531-5142 Nationwide
www.permanentportfoliofunds.com

Must be preceded or accompanied by a prospectus.

ANNUAL REPORT
January 31, 2011

04/11